                                                                    EXHIBIT 10.3
--------------------------------------------------------------------------------


                           TRANSFER AND SALE AGREEMENT


                                  BY AND AMONG


                      STUDENT LOAN FUNDING RIVERFRONT LLC,
                      A DELAWARE LIMITED LIABILITY COMPANY,


                       FIRSTAR BANK, NATIONAL ASSOCIATION,
                  NOT IN ITS INDIVIDUAL CAPACITY, BUT SOLELY AS
                   ELIGIBLE LENDER TRUSTEE FOR THE BENEFIT OF
                      STUDENT LOAN FUNDING RIVERFRONT LLC,


                       FIRSTAR BANK, NATIONAL ASSOCIATION,
                  NOT IN ITS INDIVIDUAL CAPACITY, BUT SOLELY AS
                               CO-OWNER TRUSTEE OF
                        STUDENT LOAN FUNDING 1999-A TRUST
                          A DELAWARE COMMON LAW TRUST,


                                       AND


                       FIRSTAR BANK, NATIONAL ASSOCIATION,
                  NOT IN ITS INDIVIDUAL CAPACITY, BUT SOLELY AS
               CO-OWNER ELIGIBLE LENDER TRUSTEE FOR THE BENEFIT OF
                        STUDENT LOAN FUNDING 1999-A TRUST




               ---------------------------------------------------

                          DATED AS OF ________, _____,

               ---------------------------------------------------



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                                TABLE OF CONTENTS


ARTICLE I     SALE, TRANSFER AND ACCEPTANCE OF TRANSFERRED ASSETS;
                   ASSUMPTION OF OBLIGATIONS.................................  2
     1.01     SALE, TRANSFER AND ACCEPTANCE OF TRANSFERRED ASSETS............  2
     1.02     CONSIDERATION FOR TRANSFER OF TRANSFERRED ASSETS...............  2
     1.03     ASSUMPTION BY THE TRUST AND CO-OWNER ELIGIBLE LENDER
                   TRUSTEE OF OBLIGATIONS....................................  3
     1.04     RELEASE OF DEPOSITOR AND DEPOSITOR ELIGIBLE LENDER TRUSTEE.....  3
ARTICLE II    CLOSING........................................................  5
     2.01     CLOSING........................................................  5
     2.02     GENERAL PROCEDURE..............................................  5

ARTICLE III   REPRESENTATIONS AND WARRANTIES OF DEPOSITOR AND DEPOSITOR
                   ELIGIBLE LENDER TRUSTEE...................................  6
     3.01     FORMATION AND AUTHORITY........................................  6
     3.02     EXECUTION, DELIVERY; VALID AND BINDING AGREEMENT...............  6
     3.03     AUTHORITY; NO BREACH...........................................  6
     3.04     BROKERAGE......................................................  7
     3.05     REGARDING THE FINANCED STUDENT LOANS...........................  7
ARTICLE IV    REPRESENTATIONS AND WARRANTIES OF TRUST AND CO-OWNER
                   ELIGIBLE LENDER TRUSTEE...................................  9
     4.01     AUTHORITY UNDER TRUST..........................................  9
     4.02     EXECUTION, DELIVERY; VALID AND BINDING AGREEMENT...............  9
     4.03     AUTHORITY; NO BREACH...........................................  9
ARTICLE V     COVENANTS OF DEPOSITOR......................................... 10
     5.01     REGARDING CLOSING CONDITIONS................................... 10
     5.02     REGARDING THE HIGHER EDUCATION ACT............................. 10
     5.03     CONDITIONS PRECEDENT TO REPURCHASE OBLIGATION.................. 10
     5.04     REPURCHASE BY DEPOSITOR........................................ 10
     5.05     REGARDING TAX MATTERS.......................................... 11
ARTICLE VI    COVENANTS OF THE TRUST AND THE CO-OWNER ELIGIBLE LENDER
                   TRUSTEE................................................... 12
     6.01     REGARDING CLOSING CONDITIONS................................... 12
     6.02     REGARDING THE HIGHER EDUCATION ACT AND THE FINANCED
                   STUDENT LOANS............................................. 12
     6.03     REGARDING TAX MATTERS.......................................... 12
     6.04     RESTRICTIONS REGARDING BANKRUPTCY.............................. 12
ARTICLE VII   CONDITIONS TO CLOSING.......................................... 13
     7.01     CONDITIONS TO CLOSING.......................................... 13
ARTICLE VIII  TERMINATION.................................................... 15
     8.01     TERMINATION.................................................... 15
     8.02     EFFECT OF TERMINATION.......................................... 15

ARTICLE IX    SURVIVAL; INDEMNIFICATION...................................... 16



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     9.01     SURVIVAL....................................................... 16
     9.02     INDEMNIFICATION BY THE DEPOSITOR............................... 16
     9.03     INDEMNIFICATION BY TRUST....................................... 16
     9.04     LEGAL PROCEEDINGS.............................................. 16
ARTICLE X     MISCELLANEOUS.................................................. 17
    10.01     EXPENSES....................................................... 17
    10.02     FURTHER ASSURANCES............................................. 17
    10.03     AMENDMENT AND WAIVER........................................... 17
    10.04     NOTICES........................................................ 17
    10.05     ASSIGNMENT..................................................... 18
    10.06     SEVERABILITY................................................... 18
    10.07     COMPLETE AGREEMENT............................................. 18
    10.08     COUNTERPARTS................................................... 18
    10.09     GOVERNING LAW.................................................. 18

EXHIBIT A - Glossary of Defined Terms

EXHIBIT B - Administration Agreement

EXHIBIT C - Master Servicing Agreement

EXHIBIT D - Schedule of Financed Student Loans



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                           TRANSFER AND SALE AGREEMENT
                           ---------------------------

     This TRANSFER AND SALE AGREEMENT (the "Agreement"), dated as of __________, ______, is made and entered into by and among STUDENT LOAN FUNDINT RIVERFRONT LLC, a Delaware limited liability company (the "Depositor"), FIRSTAR BANK, NATIONAL ASSOCIATION, not in its individual capacity, but as eligible lender trustee for the Depositor (the "Depositor Eligible Lender Trustee"), FIRSTAR BANK, NATIONAL ASSOCIATION, not in its individual capacity, but as co-owner trustee (the "Co-Owner Trustee") of the STUDENT LOAN FUNDING 1999-A TRUST, a Delaware common law (as opposed to statutory) trust (the "Trust"), and FIRSTAR BANK, NATIONAL ASSOCIATION, not in its individual capacity, but as eligible lender trustee (the "Co-Owner Eligible Lender Trustee") for the benefit of the
Trust:

     A. The Depositor has heretofore created the Trust, among the Depositor, First Union Trust Company, National Association, not in its individual capacity, but solely as Delaware Trustee (the "Delaware Trustee") of the Trust, and the Co-Owner Trustee of the Trust, and acknowledged and agreed to by Firstar Bank, National Association, not in its individual capacity, but solely as Co-Owner Eligible Lender Trustee for the benefit of the Trust.

     C. References to the name "Student Loan Funding 1999-A Trust" or to the "Trust" (other than in the phrase "Co-Owner Trustee of the Trust") in this Agreement, including the Exhibits attached hereto and made a part hereof, shall mean the Co-Owner Trustee, not in its individual capacity, but solely as Co-Owner Trustee of the Trust. Capitalized words and terms used as defined word and terms in this Agreement and not otherwise defined herein shall have the meanings given such words and terms in the Glossary of Defined Terms attached as Exhibit A to this Agreement.

     D. Each of the Depositor and the Depositor Eligible Lender Trustee now desires (i) to sell, transfer, assign and convey to the Co-Owner Trustee of the Trust and the Co-Owner Eligible Lender Trustee, as the case may be, for the benefit of the Trust all of their respective right, title and interest in and to the Transferred Assets and (ii) to carry out such transactions on the terms and subject to the conditions set forth in this Agreement;

     NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements and the conditions set forth in this Agreement and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE I

 SALE, TRANSFER AND ACCEPTANCE OF TRANSFERRED ASSETS; ASSUMPTION OF OBLIGATIONS

     1.01 SALE, TRANSFER AND ACCEPTANCE OF TRANSFERRED ASSETS. (a) Subject to the terms and conditions set forth in this Agreement and to the security interest in the Trust Estate granted to the Indenture Trustee pursuant to the Original Indenture, each of the Depositor and the Depositor Eligible Lender Trustee, to the full extent of their respective right, title and interest and as evidenced by the execution and delivery of this Agreement, does hereby sell, transfer, assign, set over and otherwise convey, without recourse, to the Co-Owner Trustee of the Trust or to the Co-Owner Eligible Lender Trustee, as the case may be, for the benefit of the Trust, and each of the Co-Owner Trustee of the Trust and the Co-Owner Eligible Lender Trustee, as the case may be, for the benefit of the Trust hereby accepts and acquires from the Depositor or the Depositor Eligible Lender Trustee, as the case may be, all of the Depositor's and the Depositor Eligible Lender Trustee's respective right, title and interest as of the Closing Date, in and to the Transferred Assets, whether now owned or hereafter acquired; provided, however, that (i) with respect to such sale, transfer, assignment, and conveyance to the Co-Owner Eligible Lender Trustee, only the legal title to the Financed Student Loans held by the Depositor Eligible Lender Trustee is hereby sold, transferred, assigned, set over and conveyed to the Co-Owner Eligible Lender Trustee and (ii) with respect to such sale, transfer, assignment, and conveyance of all the Depositor's right, title and interest in the Purchase Agreements to the Co-Owner Trustee of the Trust, to the extent that the Trust requests that the Depositor repurchase or cause the Depositor Eligible Lender Trustee to repurchase a Financed Student Loan pursuant to Sections 5.03 and 5.04 of this Agreement, the Depositor reserves the right to exercise all rights under the applicable Purchase Agreement related to the enforcement of the repurchase obligation of the seller or sellers under such Purchase Agreement, and the Co-Owner Trustee of the Trust hereby authorizes and consents to the exercise of such right by the Depositor.

     (b) The parties intend that the conveyance of all the respective right, title and interest in the Transferred Assets be a sale of the Transferred Assets from each of the Depositor and the Depositor Eligible Lender Trustee, as the case may be, to each of the Co-Owner Trustee of the Trust and the Co-Owner Eligible Lender Trustee, as the case may be, for the benefit of the Trust (a "Sale"). However, in the event that, notwithstanding the intent of the parties, a court of competent jurisdiction were to hold that the Transferred Assets are deemed not to have been sold and therefore continue to be the property of the Depositor and the Depositor Eligible Lender Trustee, as the case may be, then this Agreement shall be deemed to be a conveyance by the Depositor and the Depositor Eligible Lender Trustee, as the case may be, of a valid and binding lien on and a security interest in all of the Depositor's and the Depositor Eligible Lender Trustee's respective right, title and interest in the Transferred Assets, whether now owned or hereafter acquired, to the Co-Owner Trustee of the Trust and the Co-Owner Eligible Lender Trustee, as the case may be, for the benefit of the Trust (a "Pledge").

     1.02 CONSIDERATION FOR TRANSFER OF TRANSFERRED ASSETS. The consideration to be provided by the Co-Owner Trustee to the Depositor and the Depositor Eligible Lender Trustee for the Transfer of the Transferred Assets shall be the assumption by the Trust of the Depositor



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Obligations in accordance with Section 1.03(a) hereof. The consideration to be provided by Co-Owner Eligible Lender Trustee to the Depositor and the Depositor Eligible Lender Trustee for the Transfer of the Transferred Assets shall be the assumption by Co-Owner Eligible Lender Trustee of the Depositor Eligible Lender Trustee Obligations in accordance with Section 1.03(b) hereof.

     1.03 ASSUMPTION BY THE TRUST AND CO-OWNER ELIGIBLE LENDER TRUSTEE OF OBLIGATIONS. (a) The Trust hereby agrees to be bound, as successor by assignment to the Depositor, by all the terms and conditions of, and covenants applicable to, the Depositor under the Transferred Assets, all to the extent provided therein (collectively, the "Depositor Obligations"). The Trust hereby assumes, for the benefit of the Depositor, all of the Depositor Obligations, as evidenced by its execution and delivery of this Agreement. The Trust does hereby agree to perform all duties and obligations and to assume all liabilities that the Depositor has or had with respect to the Transferred Assets, including all duties and obligations under the Purchase Agreements, but solely with respect to the Financed Student Loans acquired thereunder, as if the Trust had been the original party with respect thereto, including, but not limited to, any and all obligations and liabilities arising from the performance or prior non-performance of the Depositor under the terms of the Purchase Agreements that are known or that exist now or arise in the future. The Depositor hereby consents to the assumption by the Trust, as of the Closing Date, of all of its Depositor Obligations.

     (b) The Co-Owner Eligible Lender Trustee does hereby agree to be bound, as successor by assignment to the Depositor Eligible Lender Trustee, by all the terms and conditions of, and covenants applicable to, the Depositor Eligible Lender Trustee under the Transferred Assets, all to the extent provided therein (collectively, the "Depositor Eligible Lender Trustee Obligations"). The Co-Owner Eligible Lender Trustee hereby assumes, for the benefit of the Depositor Eligible Lender Trustee, all of the Depositor Eligible Lender Trustee Obligations, as evidenced by its execution and delivery of this Agreement. The Co-Owner Eligible Lender Trustee does hereby agree to perform all duties and obligations and to assume all liabilities that the Depositor Eligible Lender Trustee has or had with respect to the Transferred Assets, including the Purchase Agreements, but solely with respect to the Financed Student Loans acquired thereunder, as if the Co-Owner Eligible Lender Trustee had been the original party with respect thereto, including but not limited to any and all obligations and liabilities arising from the performance or prior non-performance of the Depositor Eligible Lender Trustee under the terms of the Purchase Agreements that are known or that exist now or arise in the future. The Depositor Eligible Lender Trustee hereby consents to the assumption by the Co-Owner Eligible Lender Trustee, as of the Closing Date, of all of its Depositor Eligible Lender Trustee Obligations.

     1.04 RELEASE OF DEPOSITOR AND DEPOSITOR ELIGIBLE LENDER TRUSTEE. (a) The Depositor and the Depositor Eligible Lender Trustee hereby acknowledge and agree that, upon the assumption by the Trust pursuant to Section 1.03(a) hereof of all of the obligations of the Depositor as described therein, the Trust has become the successor to the Depositor with respect thereto. The Depositor Eligible Lender Trustee hereby releases the Depositor from all of the terms, covenants, conditions and obligations applicable to the Depositor with respect to the Transferred Assets, and the Depositor shall have no further obligations or liabilities thereunder from and after the execution and delivery of this Agreement.



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     (b) The Depositor and the Depositor Eligible Lender Trustee hereby acknowledge and agree that, upon the assumption by the Co-Owner Eligible Lender Trustee pursuant to Section 1.03(b) hereof of all of the obligations of the Depositor Eligible Lender Trustee as described therein, the Co-Owner Eligible Lender Trustee has become the successor to the Depositor Eligible Lender Trustee with respect thereto. The Depositor hereby releases the Depositor Eligible Lender Trustee from all of the terms, covenants, conditions and obligations applicable to the Depositor Eligible Lender Trustee with respect to the Transferred Assets, and the Depositor Eligible Lender Trustee shall have no further obligations or liabilities thereunder from and after the execution and delivery of this Agreement.



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                                   ARTICLE II

                                     CLOSING

     2.01 CLOSING. The closing of the transactions contemplated by this Agreement (the "Closing") will take place at the offices of Thompson Hine & Flory LLP, 312 Walnut Street, Cincinnati, Ohio 45202-4029, on ___________, _____ or at such other place and on such other date as shall be mutually agreed upon by the Depositor and the Trust (the "Closing Date").

     2.02 GENERAL PROCEDURE. (a) At the Closing, and effective as of the Closing Date, each party shall deliver to the party entitled to receipt thereof the documents required to be delivered pursuant to Article VII hereof and such other documents, instruments and materials (or complete and accurate copies thereof, where appropriate) as may be reasonably required in order to effectuate the intent and provisions of this Agreement, and all such documents, instruments and materials shall be satisfactory in form and substance to counsel for the receiving party.

     (b) The Transfer of the respective Transferred Assets to the Trust and the Co-Owner Eligible Lender Trustee, and the assumption of the Depositor Obligations and the Depositor Eligible Lender Trustee Obligations by the Trust and the Co-Owner Eligible Lender Trustee, respectively, shall be effected by the execution and delivery of this Agreement.

     (c) At the Closing, and effective on the Closing Date, Resources and the Trust shall execute and deliver the Administration Agreement, providing for certain administrative services to be performed by Resources for the Trust, in the form of Exhibit B hereto (the "Administration Agreement").

     (d) At the Closing, and effective on the Closing Date, Resources and the Trust shall execute and deliver the Master Servicing Agreement, providing for the Master Servicer to arrange for the servicing of the Financed Student Loans on behalf of the Trust, in the form of Exhibit C hereto (the "Master Servicing Agreement").



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                                   ARTICLE III

                 REPRESENTATIONS AND WARRANTIES OF DEPOSITOR AND
                       DEPOSITOR ELIGIBLE LENDER TRUSTEE

     Each of the Depositor and the Depositor Eligible Lender Trustee, as the case may be, hereby represents and warrants to the Trust and the Co-Owner Eligible Lender Trustee that, as of the date of this Agreement:

     3.01 FORMATION AND AUTHORITY. The Depositor is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware, and had at all relevant times and has all requisite power and authority to enter into this Agreement and perform its obligations hereunder. The Depositor Eligible Lender Trustee is a national banking association, duly formed and validly existing under the law of the United States of America, and had at all relevant times and has all requisite power and authority to enter into this Agreement and perform its obligations hereunder. The Depositor Eligible Lender Trustee was at all relevant times and is an "eligible lender" under the provisions of the Higher Education Act.

     3.02 EXECUTION, DELIVERY; VALID AND BINDING AGREEMENT. The execution, delivery and performance of this Agreement by each of the Depositor and the Depositor Eligible Lender Trustee and the consummation of the transactions contemplated hereby have been duly and validly authorized by all requisite action by each of the Depositor and the Depositor Eligible Lender Trustee, and no other proceedings on the respective parts of either or both are necessary to authorize the execution, delivery or performance of this Agreement, and such action has not been repealed or revoked by the Depositor or the Depositor Eligible Lender Trustee. This Agreement has been duly executed and delivered by the Depositor and the Depositor Eligible Lender Trustee, and, assuming that this Agreement is the valid and binding obligation of the other respective party or parties thereto, constitutes the valid and binding obligation of each of the Depositor and the Depositor Eligible Lender Trustee, enforceable against each of them in accordance with its respective terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights or by general principles of equity.

     3.03 AUTHORITY; NO BREACH. Each of the Depositor and the Depositor Eligible Lender Trustee has the requisite power and authority to execute and deliver this Agreement and to Transfer the Transferred Assets and to perform its obligations hereunder. The execution, delivery and performance of this Agreement by each of the Depositor and the Depositor Eligible Lender Trustee and the consummation of the transactions contemplated hereby do not conflict with or result in any breach of any of the provisions of, constitute a default under, result in a violation of, result in the creation of a right of termination or acceleration of any lien, security interest, charge or encumbrance upon any assets of the Depositor or the Depositor Eligible Lender Trustee, or require any authorization, consent, approval, exemption or other action by or notice to any court or other governmental body, under the provisions of the Certificate of Formation or the Operating Agreement of the Depositor or under the Articles of Association and ByLaws of the Depositor Eligible Lender Trustee or under any indenture, mortgage, lease, loan agreement or other agreement or instrument by which either the Depositor or the Depositor Eligible Lender Trustee is bound or affected, or any law, statute, rule or regulation or order,



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judgment or decree to which either the Depositor, the Depositor Eligible Lender
Trustee or the Transferred Assets are bound or affected.

     3.04 BROKERAGE. No broker or finder has acted for the Depositor or the Depositor Eligible Lender Trustee in connection with this Agreement or the transactions contemplated hereby, and no third party shall be entitled to receive any fees for financial advisory services or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement made by or on behalf of the Depositor or the Depositor Eligible Lender Trustee.

     3.05 REGARDING FINANCED STUDENT LOANS. The Depositor (or the Depositor Eligible Lender Trustee where expressly otherwise stated) hereby represents and warrants to the Trust that as of the date of Transfer of the Transferred Assets:

          (a) Any information furnished by the Depositor to the Trust or its agents with respect to any Financed Student Loan is true, complete and correct in all material respects.

          (b) To the best of the Depositor's knowledge, each Financed Student Loan has been duly executed and delivered and constitutes the legal, valid and binding obligation of the maker (and the endorser, if any) thereof, enforceable in accordance with its terms.

          (c) To the best of the Depositor's knowledge, the amount of the unpaid principal balance of each Financed Student Loan is due and owing, and no counterclaim, offset, defense or right to rescission exists with respect to any Financed Student Loan which can be asserted and maintained or which with respect to any Financed Student Loan which can be asserted and maintained or which, with notice, lapse of time, or the occurrence or failure too occur of any act or event, could be asserted and maintained by the student borrower against the Trust as assignee thereof. The rate of interest carried by each Financed Student Loan is currently allowable and was allowable by law at the time the loan was made, and no such Financed Student Loan carries a rate of interest in excess of, or less than, the maximum rate permitted by the provisions of the Higher Education Act, subject, however, to the timely repayment incentive programs described in Section 7.3(a)(viii) and Section 7.3(b)(viii) of the Purchase Agreement.

          (d) The Depositor and the Depositor Eligible Lender Trustee are the sole owners and holders of each Financed Student Loan and have full right and authority to Transfer the same free and clear of all liens, pledges or encumbrances, and upon the endorsement and delivery of promissory notes evidencing such Financed Student Loan to the Trust pursuant to this Agreement, the Trust will acquire full right, title and interest in, or alternatively, a lien and perfected security interest in, such Financed Student Loan free and clear of all liens, pledges or encumbrances whatsoever. All documentation relating to the Financed Student Loans, including the original promissory note for each Financed Student Loan, is in the possession of the applicable Servicer.

          (e) To the best of the Depositor's knowledge, each Financed Student Loan complies in all respects with the requirements of the Higher Education Act and is a Financed Student Loan as those terms are defined in this Agreement.



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          (f) The information set forth in Exhibit D hereto - Schedule of
Financed Student Loans is true and correct in all material respects as of the opening of business on the Closing Date.

          (g) It is the intention of the Depositor and the Depositor Eligible Lender Trustee that the Transfer from the Depositor Eligible Lender Trustee on behalf of Depositor to the Trust herein contemplated constitute a true sale of the Financed Student Loans to the Trust and that neither the interest in nor title to the Financed Student Loans shall become or be deemed property of the Depositor for any purpose under state or federal law.

          (h) The Depositor shall furnish and file, and shall cause the Depositor Eligible Lender Trustee to furnish and file, if appropriate, any document reasonably requested by the Trust to perfect the Trust's ownership interest in the Financed Student Loans.

          (i) The transactions contemplated by this Agreement are and will be in the ordinary course of the Depositor's business, and the Depositor has valid business reasons for Transferring the Financed Student Loans rather than obtaining a secured loan with the Financed Student Loans as collateral. Both before and immediately after giving effect to any Transfer: (i) the Depositor Transferred or will Transfer the Financed Student Loans to the Trust without any intent to hinder, delay or defraud any current or future creditor of the Depositor; (ii) the Depositor was not engaged and was not about to engage, and will not engage in, any business or transaction for which any property remaining with the Depositor was or will constitute unreasonably small capital in relation to the business of the Depositor or the transaction; (iii) the Depositor did not intend or will not intend to incur, and did not believe or reasonably should not have believed, or will not believe or reasonably shall not have believed, that it would incur debts beyond its ability to pay as they become due; and (iv) the Depositor was not and will not be insolvent or did not or will not become insolvent as a result of any Transfer.

          (j) Each Transfer of the Financed Student Loans (including all payments due or to become due thereunder) by the Depositor pursuant to this Agreement is not subject to and will not result in any tax, fee or governmental charge payable by the Trust or the Depositor to any federal, state or local government ("Transfer Taxes") except such Transfer Taxes as are paid by the Depositor at the time of Transfer and except UCC filing fees. In the event that the Trust receives actual notice of any unpaid Transfer Taxes arising out of the Transfer of the Financed Student Loans, on written demand by the Trust, or upon the Depositor otherwise being given notice thereof, the Depositor shall pay, and otherwise indemnify and hold the Trust harmless therefor. The Depositor shall not be responsible for the Trust's income taxes, if any.

          (k) The Depositor has conducted or caused to be conducted on its behalf a reasonable investigation of sufficient scope and content to enable it to make in good faith the representations and warranties contained in this Agreement.



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


                                   ARTICLE IV

  REPRESENTATIONS AND WARRANTIES OF TRUST AND CO-OWNER ELIGIBLE LENDER TRUSTEE

     Each of the Trust and the Co-Owner Eligible Lender Trustee, as applicable, hereby represents and warrants to the Depositor that, as of the date of this
Agreement:

     4.01 AUTHORITY UNDER TRUST. The Trust is a common law (as opposed to statutory) trust validly created under the laws of the State of Delaware, and has all requisite power and authority under the Trust Agreement to enter into this Agreement, to assume the Depositor Obligations and to perform its obligations hereunder. The Co-Owner Eligible Lender Trustee is the eligible lender trustee for the benefit of the Trust, and has all requisite power and authority under the Trust Agreement to enter into this Agreement, to assume the Depositor Eligible Lender Trustee Obligations and perform its obligations hereunder.

     4.02 EXECUTION, DELIVERY; VALID AND BINDING AGREEMENT. The execution, delivery and performance of this Agreement, the assumption of the Depositor Obligations and Depositor Eligible Lender Trustee Obligations by the Trust and the Co-Owner Eligible Lender Trustee, respectively, and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all requisite action by each of the Trust and the Co-Owner Eligible Lender Trustee, and no other proceedings on the part of either are necessary to authorize the execution, delivery or performance of this Agreement or the assumption of the Depositor Obligations and Depositor Eligible Lender Trustee Obligations. This Agreement has been duly executed and delivered by the Trust and the Co-Owner Eligible Lender Trustee and, assuming that such instrument is the valid and binding obligation of the other respective party or parties thereto, constitutes the valid and binding obligation of the Trust and the Co-Owner Eligible Lender Trustee, enforceable against each of them in accordance with its respective terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights or by general principles of equity.

     4.03 AUTHORITY; NO BREACH. Each of the Trust and the Co-Owner Eligible Lender Trustee has the requisite power and authority to assume the Depositor Obligations and Depositor Eligible Lender Trustee Obligations, to execute and deliver this Agreement and to perform their respective obligations hereunder. The execution, delivery and performance of this Agreement by the Trust and by the Co-Owner Eligible Lender Trustee and the consummation of the transactions contemplated hereby do not conflict with or result in any breach of any of the provisions of, constitute a default under, result in a violation of, result in the creation of a right of termination or acceleration of any lien, security interest, charge or encumbrance upon any assets of the Trust, or require any authorization, consent, approval, exemption or other action by or notice to any court or other governmental body, under the provisions of the Trust Agreement or the Articles of Association or By-laws of the Co-Owner Eligible Lender Trustee or under any indenture, mortgage, lease, loan agreement or other agreement or instrument by which the Trust or the Co-Owner Eligible Lender Trustee is bound or affected, or any law, statute, rule or regulation or order, judgment or decree to which the Trust or the Co-Owner Eligible Lender Trustee or their respective assets are bound or affected.

                                    ARTICLE V

                             COVENANTS OF DEPOSITOR

     The Depositor covenants and agrees with the Trust as follows:

     5.01 REGARDING CLOSING CONDITIONS. The Depositor shall take all commercially reasonable actions necessary to cause the conditions applicable to itself and the Trust set forth in Section 7.01 to be satisfied and to consummate the transactions contemplated herein as soon as reasonably possible after the satisfaction thereof.

     5.02 REGARDING THE HIGHER EDUCATION ACT. The Depositor shall, both before or after the Closing Date, take all such action, or refrain from taking such action, to the extent necessary and reasonable to be taken or not taken by the Depositor in its capacity as assignor in order to comply with the requirements of the Higher Education Act, so that the receipt of Special Allowance Payments with respect to Financed Student Loans will not be adversely affected.

     5.03 CONDITIONS PRECEDENT TO REPURCHASE OBLIGATION. At the request of the Trust, (a) the Depositor shall repurchase, or, shall cause the Depositor Eligible Lender Trustee to repurchase, each Financed Student Loan, with respect to which the Secretary of Education or a Guarantee Agency, as the case may be, refuses to honor all or part of a claim filed with respect to such Financed Student Loan (including any claim for Interest Subsidy Payments, Special Allowance Payments, Insurance, reinsurance or Guarantee Payments) on account of any circumstance or event that occurred after the Depositor and the Depositor Eligible Lender Trustee took title to such Student Loan but prior to the Closing Date and (b) with respect to any circumstance or event that occurred prior to the date on which the Depositor and the Depositor Eligible Lender Trustee took title to such Student Loan and that resulted in the Secretary of Education or a Guarantee Agency, as the case may be, refusing to honor all or part of a claim filed with respect to such Financed Student Loan (including any claim for Interest Subsidy Payments, Special Allowance Payments, Insurance, reinsurance or Guarantee Payments), the Depositor shall repurchase, or, shall cause the Depositor Eligible Lender Trustee to repurchase, such Financed Student Loan, but only after the Depositor has had reasonable time to exercise its rights under the applicable Purchase Agreement to require the Seller under such Purchase Agreement to repurchase such Financed Student Loan.

     5.04 REPURCHASE BY DEPOSITOR. Upon the occurrence of any of the conditions set forth in Section 5.03 hereof and upon the request of the Trust, the Depositor shall pay, or cause to be paid, to the Trust an amount equal to the same percentage of the then-outstanding Principal Balance of such Financed Student Loan as the Depositor originally paid in the Purchase Price (as defined in the Purchase Agreement) for such Financed Student Loan, plus interest and Special Allowance Payments accrued and unpaid with respect to such Financed Student Loan from the Closing Date to and including the date of repurchase, plus any attorneys' fees, legal expenses, court costs, servicing fees or other expenses incurred by the Trust or the appropriate successors or assigns in connection with such Financed Student Loan and arising out of the reasons for the repurchase. With respect to any Financed Student Loan repurchased by the Depositor pursuant to this Agreement, the Trust shall Transfer, without recourse, representation or warranty, to the Depositor Eligible Lender Trustee on behalf of Depositor all of Trust's right, title and interest in and to such Financed Student Loan, and all security and documents relating thereto.

     5.05 REGARDING TAX MATTERS. The Depositor shall be responsible for all taxes attributable to the ownership of the Transferred Assets for all periods prior to the Closing Date.

                                   ARTICLE VI

         COVENANTS OF THE TRUST AND THE CO-OWNER ELIGIBLE LENDER TRUSTEE

     Each of the Trust and the Co-Owner Eligible Lender Trustee covenants and agrees with the Depositor as follows:

     6.01 REGARDING CLOSING CONDITIONS. Each of the Trust and the Co-Owner Eligible Lender Trustee shall take all commercially reasonable actions necessary to cause the conditions applicable to itself and the Trust set forth in Section
7.01 to be satisfied and to consummate the transactions contemplated herein as soon as reasonably possible after the satisfaction thereof.

     6.02 REGARDING THE HIGHER EDUCATION ACT AND THE FINANCED STUDENT LOANS. Each of the Trust and the Co-Owner Eligible Lender Trustee shall, both before and after the Closing Date, take all such action, or refrain from taking such action, as is necessary to comply with the requirements of the Higher Education Act, so that the receipt of Special Allowance Payments and Interest Subsidy Payments, if applicable, with respect to the Financed Student Loans will not be adversely affected.

     6.03 REGARDING TAX MATTERS. The Trust shall be responsible for the payment of all taxes attributable to the ownership of the Transferred Assets for all periods after the Closing Date; provided, however, that the Trust shall be responsible for the payment of such taxes only from the Transferred Assets and the Indenture Estate of which the Transferred Assets shall be a part.

     6.04 RESTRICTIONS REGARDING BANKRUPTCY. Neither the Trust nor the Co-Owner Eligible Lender Trustee shall, for any reason, institute proceedings for the Depositor be adjudicated a bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against the Depositor, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to the bankruptcy of the Depositor, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Depositor or a substantial part of the property of the Depositor or cause or permit the Depositor to make any assignment for the benefit of creditors, or admit in writing the inability of the Depositor to pay its debts generally as they become due, or declare or effect a moratorium on the debt of the Depositor or take any action in furtherance of any such action.

                                   ARTICLE VII

                              CONDITIONS TO CLOSING

     7.01 CONDITIONS TO CLOSING. The obligation of each party to consummate the transactions contemplated by this Agreement is subject to the satisfaction of the following conditions on or before the Closing Date:

          (a) The respective representations and warranties of the Depositor, the Trust and the Co-Owner Eligible Lender Trustee set forth in Articles III and IV hereof, respectively, shall be true and correct in all material respects at and as of the Closing Date as though then made, except that any such representation or warranty made as of a specified date (other than the date hereof) shall only need to have been true on and as of such date;

          (b) Each party shall have performed in all material respects all of the covenants and agreements required to be performed and complied with by it under this Agreement prior to the Closing Date;

          (c) Each party shall have obtained, or caused to be obtained, each consent and approval required in order to complete the transactions contemplated hereby including, without limitation, rating agency confirmations;

          (d) There shall not be threatened, instituted or pending any action or proceeding, before any court or governmental authority or agency, domestic or foreign, challenging or seeking to make illegal, or to delay or otherwise directly or indirectly restrain or prohibit, the consummation of the transactions contemplated hereby or seeking to obtain material damages in connection with such transactions;

          (e) On the Closing Date, the Depositor, the Depositor Eligible Lender Trustee, the Trust or the Co-Owner Eligible Lender Trustee, as applicable (and any other parties to each of the following agreements or instruments), shall have executed and delivered the following to the applicable parties, together with the execution and delivery of this Agreement (provided, however, that this Agreement shall be deem delivered immediately prior to, but nevertheless subject to, the delivery of the following agreements or instruments):

          (1) the Base Indenture, together with the Terms Supplement (collectively, the "Indenture"), relating to and securing payment of the Notes, to be entered into by and among the Trust, the Co-Owner Eligible Lender Trustee and the Indenture Trustee;

          (2) an opinion of Calfee, Halter & Griswold LLP as to the first perfected security interest of the Indenture Trustee for the benefit of the Noteholders;

          (3) written evidence from the Co-Owner Eligible Lender Trustee satisfactory to the Indenture Trustee and Calfee, Halter & Griswold LLP as to the existence of a fully effective Contract of Guarantee with each Guarantee Agency with whom the Depositor Eligible Lender Trustee had maintained a Contract of Guarantee with respect to the Financed Student Loans;

          (4) an executed original Administration Agreement between the Trust and the Administrator;

          (5) an executed original Master Servicing Agreement between the Trust and the Master Servicer;

          (6) bills of sale, blanket endorsements and such other instruments of transfer, assignment and delivery as each of the Trust and the Co-Owner Eligible Lender Trustee shall have reasonably requested pursuant to Section 2.02 hereof;

          (7) a certificate of an appropriate officer of the Depositor and the Depositor Eligible Lender Trustee, dated the Closing Date, stating that the conditions set forth in subsections 7.01(b) and (c) above to be satisfied by the Depositor and the Depositor Eligible Lender Trustee have been satisfied; and

          (8) (a) such other instruments of assumption and/or release as the Depositor and the Depositor Eligible Lender Trustee, or any one of them, shall reasonably request of the Trust and Co-Owner Eligible Lender Trustee to cause the Trust and Co-Owner Eligible Lender Trustee to assume, respectively, the Depositor Obligations and the Depositor Eligible Lender Trustee Obligations or to release, respectively, the Depositor from the Depositor Obligations and the Depositor Eligible Lender Trustee from the Depositor Eligible Lender Trustee Obligations; (b) legal opinions, in form and substance satisfactory to the parties listed in subsection 7.01(a) and their counsel, with respect to the organization and authority of the Depositor and Trust, true sale, non-consolidation and bankruptcy remoteness, and such other matters as such counsel may reasonably require and (c) such other opinions, documents, instruments and agreements as the Indenture Trustee, Calfee, Halter & Griswold LLP, Thompson Hine & Flory LLP, the Trust or the Co-Owner Eligible Lender Trustee, or their respective counsels, may request.

                                  ARTICLE VIII

                                   TERMINATION

     8.01 TERMINATION. This Agreement may be terminated at any time prior to the consummation of the Transfer of the Transferred Assets:

          (a) by the mutual consent of the Depositor and the Trust; or

          (b) by either the Depositor or the Trust if there has been a material misrepresentation, breach of warranty or breach of covenant on the part of the other in the representations, warranties and covenants set forth in this Agreement.

     8.02 EFFECT OF TERMINATION. In the event of termination of this Agreement by either the Depositor or the Trust as provided in Section 8.01, this Agreement shall become void and there shall be no liability on the part of the Depositor or the Trust, or their respective officers, members or trustees, except that Sections 10.01 and 10.09 hereof shall survive indefinitely, and except with respect to willful breaches of this Agreement prior to the time of such termination.

                                   ARTICLE IX

                            SURVIVAL; INDEMNIFICATION

     9.01 SURVIVAL. Subject to Section 3.05 hereof, the representations and warranties of the parties to this Agreement shall not survive the Closing Date. The covenants contained in this Agreement shall survive the Closing Date.

     9.02 INDEMNIFICATION BY THE DEPOSITOR. The Depositor agrees to indemnify the Trust and its officers and employees (the "Trust Indemnified Parties") with respect to, and hold the Trust Indemnified Parties harmless from, any loss, liability or expense (including, but not limited to, reasonable legal fees) which the Trust Indemnified Parties may directly or indirectly incur or suffer by reason of, or which results, arises out of or is based upon the failure of the Depositor to comply with any covenants or other commitments made by the Depositor in this Agreement or any other agreement or document delivered by the Depositor in connection herewith.

     9.03 INDEMNIFICATION BY TRUST. The Trust agrees to indemnify the Depositor and its Management Committee members, officers and employees (the "Depositor Indemnified Parties") with respect to, and hold the Depositor Indemnified Parties harmless from, any loss, liability or expense (including, but not limited to, reasonable legal fees) which the Depositor Indemnified Parties may directly or indirectly incur or suffer by reason of, or which results, arises out of or is based upon the failure of the Trust to comply with any covenants or other commitments made by the Trust in this Agreement or any other agreement or document delivered by the Trust in connection herewith.

     9.04 LEGAL PROCEEDINGS. In the event the Depositor or the Trust becomes involved in any legal, governmental or administrative proceeding which may result in indemnification claims hereunder, such party shall promptly notify the other party against whom indemnity may be sought (the "Indemnifying Party") in writing and in full detail of the filing, and of the nature of such proceeding. The Indemnifying Party may, at its option and expense, defend any such proceeding if the proceeding could give rise to an indemnification obligation hereunder. If the Indemnifying Party elects to defend any proceeding, it shall have full control over the conduct of such proceeding, although each party being indemnified shall have the right to retain legal counsel at its own expense and shall have the right to approve any settlement of any dispute giving rise to such proceeding, provided that such approval may not be withheld unreasonably by the party being indemnified. The party being indemnified shall reasonably cooperate with the Indemnifying Party in such proceeding.

                                    ARTICLE X

                                  MISCELLANEOUS

     10.01 EXPENSES. Except as otherwise expressly provided for herein, each party will pay all of its respective expenses incurred (including attorneys' and accountants' fees) in connection with the negotiation of this Agreement, the performance of its respective obligations hereunder and the consummation of the transactions contemplated by this Agreement (whether consummated or not).

     10.02 FURTHER ASSURANCES. The Depositor, the Depositor Eligible Lender Trustee, the Trust and the Co-Owner Eligible Lender Trustee each agrees that, on and after the Closing Date, it shall take all appropriate action and execute any documents, instruments or conveyances of any kind which may be reasonably necessary or advisable to carry out the transfers of assets and assumptions of liabilities provided for herein.

     10.03 AMENDMENT AND WAIVER. This Agreement may be amended in writing by the parties thereto, with the consent of the Indenture Trustee, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement; provided, however, that no such amendment may (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments with respect to the Financed Student Loans or distributions that are required to be made for the benefit of the Holders of Notes or (ii) reduce the percentage of the Notes which are required to consent to any such amendment, without the consent of the Holders of all the outstanding Notes affected thereby.

     10.04 NOTICES. All notices, demands and other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given when personally delivered or three business days after being mailed by first class U.S. mail, return receipt requested, or when receipt is acknowledged, if sent by facsimile, telecopy or other electronic transmission device. Notices, demands and communications to the parties will, unless another address is specified in writing, be sent to the address indicated below:

Notices to the Depositor:          Student Loan Funding Riverfront LLC
                                   One West Fourth Street, Suite 210
                                   Cincinnati, Ohio 45202
                                   Attention: Manager

Notices to the Trust:              Firstar Bank, National Association
                                   425 Walnut Street
                                   Cincinnati, Ohio 45202
                                   Attention: Corporate Trust Administration

with copies of all notices to:     Thompson Hine & Flory LLP
                                   312 Walnut Street, Suite 1400
                                   Cincinnati, Ohio 45202-4029
                                   Attn: Patricia Mann Smitson, Esq.

     10.05 ASSIGNMENT. This Agreement and all of the provisions hereof will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, except that neither this Agreement nor any of the rights, interests or obligations hereunder may be assigned by any party hereto without the prior written consent of the other parties hereto; provided, however, that, notwithstanding the foregoing in this Section 10.05, the Depositor and the Depositor Eligible Lender Trust acknowledge, consent and agree that on the Closing Date the Co-Owner Trustee and the Co-Owner Eligible Lender Trustee will, in the Indenture, collaterally assign their respective rights under this Agreement to the Indenture Trustee.

     10.06 SEVERABILITY. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     10.07 COMPLETE AGREEMENT. This Agreement and the documents referred to herein contain the complete agreement between the parties and supersede any prior understandings, agreements or representations by or between the parties, written or oral, which may have related to the subject matter hereof in any way.

     10.08 COUNTERPARTS. This Agreement may be executed in one or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same instrument.

     10.09 GOVERNING LAW. The law, without regard to conflicts of laws principles, of the State of Ohio will govern all questions concerning the construction, validity and interpretation of this Agreement and the performance of the obligations imposed by this Agreement.


                  [Remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement on the day, month and year first above written.


STUDENT LOAN FUNDING RIVERFRONT LLC     FIRSTAR BANK, NATIONAL ASSOCIATION,
a Delaware limited liability company    not in its individual capacity, but
   ("Depositor")                        solely as eligible lender trustee for
                                        the Depositor
                                           ("Depositor Eligible Lender Trustee")


By: _________________________________   By: ____________________________________

Title: ______________________________   Title: _________________________________


FIRSTAR BANK, NATIONAL ASSOCIATION,     FIRSTAR BANK, NATIONAL ASSOCIATION,
Not in its individual capacity,         not in its individual capacity, but
But solely as Co-Owner Trustee of       solely as eligible lender trustee for
STUDENT LOAN FUNDING 1999-A TRUST       the benefit of the Trust
   ("Co-Owner Trustee")                    ("Co-Owner Eligible Lender Trustee")


By: _________________________________   By: ____________________________________

Title: ______________________________   Title: _________________________________

                                    EXHIBIT A
                                       to
                          Transfer and Sale Agreement,
                           dated as of March 15, 1999,
                          and effective April 20, 1999


                            GLOSSARY OF DEFINED TERMS
                            -------------------------

     Words and terms used as defined words in this Agreement or in this Glossary of Defined Terms and not otherwise defined in this Agreement or in this Glossary of Defined Terms shall have the meanings given such words and terms in the Original Indenture. Unless the context shall clearly indicate some other meaning or may otherwise require, the terms defined in this Glossary of Defined Terms shall, for all purposes of this Transfer and Sale Agreement and of any instrument amendatory hereof or supplemental hereto, have the meanings herein specified:

     "BASE INDENTURE" shall mean the Indenture of Trust, to be dated as of __________, 1999, among the Co-Owner Trustee, the Co-Owner Eligible Lender Trustee and the Indenture Trustee.

     "CO-OWNER ELIGIBLE LENDER TRUSTEE" shall mean Firstar Bank, National Association, not in its individual capacity, but solely in its capacity as eligible lender trustee on behalf of the Trust, and its successor and assigns.

     "DELAWARE TRUSTEE" shall mean First Union Trust Company, National Association, not in its individual capacity, but solely in its capacity as owner trustee in the State of Delaware under the Trust Agreement, and its successor and assigns.

     "DEPOSITOR" shall mean Student Loan Funding Riverfront LLC, a limited liability company formed under the laws of the State of Delaware, and its successors and assigns.

     "DEPOSITOR ELIGIBLE LENDER TRUSTEE" shall mean Firstar Bank, National Association, not in its individual capacity, but solely in its capacity as eligible lender trustee on behalf of the Depositor, and its successor and assigns.

     "FFELP LOANS" shall mean student loans made under the FFELP Program.

     "FFELP PROGRAM" shall mean the Federal Family Education Loan Program established by the Higher Education Act pursuant to which student loans are made to borrowers pursuant to certain guidelines, and the repayment of such loans is guaranteed by a Guarantee Agency, and any predecessor or successor program.

     "FINANCED STUDENT LOANS" shall mean, collectively, the Student Loans described in Exhibit D hereto.

     "HIGHER EDUCATION ACT" shall mean Title IV, Part B of the Higher Education Act of 1965, as amended, or any successor federal act, and all regulations, directives and guidelines promulgated thereunder from time to time.

     "INDENTURE ESTATE" shall mean the Trust Estate as defined in the Indenture.

     "INDENTURE TRUSTEE" shall mean Firstar Bank, National Association, Cincinnati, Ohio.

     "INSURANCE" shall mean, with respect to a Financed Student Loan, the insurance by the Secretary of Education under the Higher Education Act (as evidenced by a Contract of Insurance issued or entered into under the provisions of the Higher Education Act) of 100%, or such lesser percentage as is provided by the Higher Education Act, of the principal of such Financed Student Loan and, during such time as such Financed Student Loan is not entitled to Interest Subsidy Payments, the interest on such Financed Student Loan.

     "PURCHASE AGREEMENTS" shall mean the Student Loan Purchase Agreements with Sellers, for purposes of the Program (in whole or in part), in each case as from time to time amended or supplemented in accordance with the terms thereof and with the Indenture, and in each case only to the extent that each such Purchase Agreement covers Financed Student Loans.

     "RESOURCES" shall mean Student Loan Funding Resources, Inc., a Ohio corporation.

     "TRANSFER" with respect to the Transferred Assets shall mean, and it is the intention of the parties hereto that it mean, the sale, transfer, assignment and conveyance of, or to sell, transfer, assign and convey, the Transferred Assets, provided, however, that if a court of competent jurisdiction were to hold that any such sale, transfer, assignment or conveyance were not a sale, transfer, assignment and conveyance, then with respect to the Transferred Assets, "Transfer" shall be deemed to mean (i) a conveyance of a valid and binding lien on and a security interest in, or (ii) to convey a valid and binding lien on and a security interest in, the Transferred Assets.

     "TRANSFERRED ASSETS" shall mean collectively, the Original Indenture, the Trust Estate and the Ancillary Agreements.

     "TRUST" shall mean the common law (as opposed to statutory) trust created under the laws of the State of Delaware by the Trust Agreement; provided that references to the name "Student Loan Funding 1999-A Trust" or to the term "Trust" in this Agreement or Exhibits attached hereto shall mean the Co-Owner Trustee, not in its individual capacity, but solely in its capacity as Co-Owner Trustee of the Trust.

     "TRUST AGREEMENT" shall mean the Trust Agreement, dated as of __________, 1999, among the Depositor, the Delaware Trustee and the Trust, acknowledged and agreed to by the Co-Owner Eligible Lender Trustee.

                                    EXHIBIT B
                                       to
                          Transfer and Sale Agreement,
                          dated as of __________, 1999


                        FORM OF ADMINISTRATION AGREEMENT
                        --------------------------------

                                    EXHIBIT C
                                       to
                          Transfer and Sale Agreement,
                          dated as of _________, ______


                       FORM OF MASTER SERVICING AGREEMENT
                       ----------------------------------

                                    EXHIBIT D
                                       to
                          Transfer and Sale Agreement,
                         dated as of ___________, ______


                       SCHEDULE OF FINANCED STUDENT LOANS
                       ----------------------------------